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                                                                    EXHIBIT 99.1

[AHP Letterhead]

                                 March 11, 2003

TO THE SHAREHOLDERS OF AMERICAN HOMEPATIENT:

         As previously announced, on July 31, 2002 American HomePatient filed voluntary petitions for relief to reorganize under Chapter 11 of the U.S. Bankruptcy Code. At that time the Company announced its intentions to have a plan of reorganization approved that paid all creditors in full and allowed shareholders of the Company to retain their ownership interests. Enclosed for your information is the Disclosure Statement, together with the Joint Plan of Reorganization attached as Exhibit "A", and the Order approving the Disclosure Statement that, if approved, will allow the Company to meet that goal. YOU DO NOT NEED TO TAKE ANY ACTION IN CONNECTION WITH THIS DISCLOSURE STATEMENT. IT IS BEING PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. YOU DID NOT RECEIVE A BALLOT FOR VOTING ON THE PLAN SINCE YOU ARE DEEMED TO HAVE ACCEPTED THE PLAN BECAUSE THE PLAN DOES NOT IMPAIR YOUR INTEREST IN THE COMPANY.

         This proposed plan must be approved by the bankruptcy court in order to be effective. The hearing on confirmation of the plan currently is set for April 23, 2003.

         Unlike many recent bankruptcy cases in the news, the Company's proposed plan provides not only for the continuation of the business of American HomePatient, but also for the retention of equity interests by all shareholders of the Company. American HomePatient has worked diligently to formulate a plan of reorganization it believes to be in the best interests of all creditors, and which would allow shareholders to keep their shares of stock in the Company. The Company's management believes that the proposed plan accomplishes these dual goals and believes that the proposed plan is feasible.

         The Official Committee of Unsecured Creditors has joined American HomePatient in proposing this plan. American HomePatient anticipates that the secured lenders will object to the proposed plan. Since the case was filed, the secured lenders have objected to many of the Company's efforts, including the Company's attempts to emerge from bankruptcy with your equity interests intact. Recently, the secured lenders filed a motion with the Bankruptcy Court asserting that the present shareholders should not be allowed to retain their shares in the Company. The Company disagrees with this assertion and has contested the secured lenders' efforts to divest the shareholders of their interest in the Company.

         Of course, the ultimate outcome of our reorganization efforts cannot be predicted at this time.


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Nevertheless, the Company believes in its proposed plan of reorganization, is moving forward toward the goal of confirmation of that plan, and thanks you for your patience and support during this process.

                                         Very Truly Yours,



                                         /s/  Joseph F. Furlong III
                                         --------------------------------------
                                         Joseph F. Furlong, III

         CERTAIN STATEMENTS MADE IN THIS DOCUMENT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND INCLUDE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, MANY OF WHICH THE COMPANY IS UNABLE TO PREDICT OR CONTROL, THAT MAY CAUSE THE COMPANY'S ACTUAL RESULTS OR PERFORMANCE TO MATERIALLY DIFFER FROM ANY FUTURE RESULTS OR PERFORMANCE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE STATEMENTS INVOLVE RISKS, UNCERTAINTIES AND OTHER FACTORS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION AND OTHER FACTORS INCLUDING RISKS ASSOCIATED WITH THE CHAPTER 11 FILINGS, THE PROPOSED PLAN, THE OPERATION OF THE COMPANY DURING SUCH PROCEEDINGS AND THEREAFTER, AND THE FINAL RESOLUTION OF SUCH PROCEEDINGS. THE COMPANY CAUTIONS INVESTORS THAT ANY FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.